SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(A)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

                                                                       ----
                          Filed by the Registrant                     / X /
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                Filed by a Party other than the Registrant            /   /
                                                                      ----
CHECK THE APPROPRIATE BOX:
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/          /  Preliminary Proxy Statement
- ----
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/   /    Preliminary Additional Materials
- ----
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/    X     /  Definitive Proxy Statement
- ----
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/   /    Definitive Additional Materials
- ----
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/   /    Soliciting Material Pursuant to Sec. 240.14a-11(e) or
- ----     Sec. 240.14a-12

                       PUTNAM TAX-FREE INCOME TRUST
             (Name of Registrant as Specified In Its Charter)
                (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
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/ x /    $125 per Exchange Act Rules 0-11(c)(1)(ii),
- ----           14a-6(i)(1), or 14a-6(i)(2).
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/   /    $500 per each party to the controversy pursuant
- ----          to Exchange Act Rule 14a-6(i)(3).
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/   /    Fee computed on table below per Exchange Act Rules
- ----          14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which
              transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
              0-11:

         (4)  Proposed maximum aggregate value of transaction:

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/   /    Check box if any part of the fee is offset as provided
- ----          by Exchange Act Rule 0-11(a)(2) and identify the filing
         for which the offsetting fee was paid previously.
         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

         (4)  Date Filed:

                       PUTNAM TAX-FREE INCOME TRUST
                   (INCLUDING ITS TWO PORTFOLIO SERIES,
                     PUTNAM TAX-FREE INSURED FUND AND
                     PUTNAM TAX-FREE HIGH YIELD FUND)
                          ONE POST OFFICE SQUARE
                        BOSTON, MASSACHUSETTS 02109


                                   February    22    , 1994

Dear Shareholder:

     You are cordially invited to attend the 1994 Meeting of Shareholders of the Trust, which will be held on May 5, 1994 at 1:00 p.m., Boston time, on the eighth floor of One Post Office
Square, Boston, Massachusetts.

     THE MATTERS TO BE ACTED UPON AT THE MEETING -- (1) ELECTING TRUSTEES, (2) RATIFYING THE TRUSTEES' SELECTION OF PRICE WATERHOUSE AS INDEPENDENT AUDITORS OF THE TRUST FOR ITS CURRENT FISCAL YEAR AND (3) FOR PUTNAM TAX-FREE HIGH YIELD FUND ONLY, CONSIDERING AN AMENDMENT TO THE TRUST'S MANAGEMENT CONTRACT INCREASING THE MANAGEMENT FEE PAYABLE BY THE FUND TO PUTNAM INVESTMENT MANAGEMENT, INC. ("PUTNAM MANAGEMENT") -- ARE DESCRIBED IN THE ATTACHED NOTICE AND PROXY STATEMENT.

   Following     a comprehensive review of the management fees
paid to Putnam Management by the Putnam funds       , new
Management Contracts     have been implemented for most     of
the Putnam funds during the past    several     years.  These new
Contracts provided for an increase in the management fees payable by some funds and a decrease in the fees payable by others. On
an overall basis, the fee changes    have     resulted in a net
increase in the aggregate management fees paid to Putnam Management by the Putnam funds.

     Consistent with these fee changes    for     other Putnam
funds, the Trustees are recommending an increase in the management fee payable by Putnam Tax-Free High Yield Fund to Putnam Management. In the case of Putnam Tax-Free Insured Fund, the Trustees are not recommending any change in the management fee payable to Putnam Management. Your Trustees feel that the proposed new Management Contract is fair to both the shareholders and to Putnam Management and will help to assure for the future the high quality of management services which the Fund has received in the past. As Trustees we have concluded that the proposed new Contract is in the best interests of shareholders of Putnam Tax-Free High Yield Fund and recommend that they vote in favor of its approval.

     Although we would like very much to have each shareholder attend the 1994 Meeting, we realize this is not possible.
Whether or not you plan to be present at the meeting, WE NEED YOUR VOTE. WE URGE YOU TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

     If you return your proxy promptly, you can help your Trust avoid the expense of follow-up mailings to achieve a quorum so that the meeting can be held. If you decide between now and May that you can attend the meeting in person, you can revoke your proxy at that time and vote your shares at the meeting. If your shares are held in street name, only your bank or broker can vote your shares, and only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.

     We look forward to seeing you at the meeting or receiving your proxy so that your shares may be voted at the meeting.

                                   Sincerely yours,

                                   /s/George Putnam
                                   George Putnam, Chairman

                       PUTNAM TAX-FREE INCOME TRUST
                   (INCLUDING ITS TWO PORTFOLIO SERIES,
                     PUTNAM TAX-FREE INSURED FUND AND
                     PUTNAM TAX-FREE HIGH YIELD FUND)

                NOTICE OF THE 1994 MEETING OF SHAREHOLDERS

To The Shareholders of Putnam Tax-Free Income Trust:

     The 1994 Meeting of Shareholders of Putnam Tax-Free Income
Trust (the "Trust") will be held on May 5, 1994 at 1:00 p.m.,
Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, for the following purposes:

     1.   Electing Trustees, as described in Part I of the
          attached Proxy Statement.     (p.1)

     2.   Ratifying or rejecting the selection of independent
          accountants as auditors for the Trust for the current
          fiscal year, as described in Part II of the attached
          Proxy Statement.     (p.12)

     3. Approving or disapproving an amendment to the Management Contract between the Trust and Putnam Investment Management, Inc., as set forth in Exhibit B and as described in Part III of the attached Proxy Statement. (To be voted on by Putnam Tax-Free High
          Yield Fund shareholders only.)    (p.12)

     4. Such other matters as may properly come before the meeting.

                              By the Trustees

                          GEORGE PUTNAM, CHAIRMAN
                     WILLIAM F. POUNDS, VICE CHAIRMAN
               JAMESON A. BAXTER           ROBERT E.
PATTERSON
               HANS H. ESTIN               DONALD S. PERKINS
               JOHN A. HILL             GEORGE PUTNAM, III
               ELIZABETH T. KENNAN      A.J.C. SMITH
               LAWRENCE J. LASSER       W. NICHOLAS THORNDIKE

February    22    , 1994

           WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED
                PROXY IN THE ENCLOSED ENVELOPE SO YOU WILL
                      BE REPRESENTED AT THE MEETING.
                       PUTNAM TAX-FREE INCOME TRUST
                   (INCLUDING ITS TWO PORTFOLIO SERIES,
                     PUTNAM TAX-FREE INSURED FUND AND
                     PUTNAM TAX-FREE HIGH YIELD FUND)
                          ONE POST OFFICE SQUARE
                        BOSTON, MASSACHUSETTS 02109

                              PROXY STATEMENT

     THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF PUTNAM TAX-FREE INCOME TRUST (the "Trust") (including its two portfolio series, Putnam Tax-Free Insured Fund and Putnam Tax-Free High Yield Fund (the "Funds") for use at the 1994 Meeting of Shareholders to be held on May 5, 1994, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting of Shareholders. Shareholders of record at the close of business on February 11, 1994 are entitled to be present and to vote at the meeting or any adjourned session thereof. The Notice of Meeting, proxy and this Proxy Statement have been mailed to
such shareholders of record on or about February    25    , 1994.

     A copy of the Annual Report of the Trust for its most recent fiscal year, including financial statements, has previously been mailed to shareholders. A representative of Price Waterhouse, auditors of the Trust, is expected to be present at the meeting with the opportunity to make statements and to respond to appropriate questions.

     Each share of beneficial interest is entitled to one vote. Shares represented by duly executed proxies will be voted for the election of the persons named herein as Trustees, unless such authority has been withheld. With respect to the other matters specified in the proxy, shares will be voted in accordance with the instructions made. If no instructions are made, the proxy will be voted for the matters specified in the proxy. Proxies may be revoked at any time before they are voted by a written revocation received by the Clerk of the Trust, by properly executing a later-dated proxy or by attending the meeting and voting in person.

                         I.  ELECTION OF TRUSTEES

     The Trustees have fixed the number of Trustees for election at this meeting at twelve. The nominees for Trustees of the Trust who are proposed for election at the meeting, their ages, and a description of their principal occupations are set forth below. All the nominees have been recommended by the Nominating Committee, which consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of
1940) of the Trust or Putnam    Investment     Management,
   Inc.,     the Trust's investment manager    ("Putnam
Management")    .  All the nominees are presently Trustees of the
Trust. Each of the current Trustees was elected by the shareholders in July, 1993 (except for Mrs. Baxter, who was elected by the Trustees effective January 6, 1994). All of the
Trustees are also Trustees of all of the other         Putnam
funds   , except that Jameson Adkins Baxter and A.J.C. Smith do
not currently serve as Trustees of Putnam California Investment Grade Municipal Trust, Putnam Investment Grade Municipal Trust II, Putnam Investment Grade Intermediate Municipal Trust, Putnam Managed High Yield Trust, Putnam Municipal Opportunities Trust
and Putnam New York Investment Grade Municipal Trust    .  Except
as shown, the principal occupations and business experience for the last five years of the nominees have been with the employers indicated, although in some cases they have held different positions with such employers.

     The term of office of each person elected as a Trustee will be until the next meeting held for the purpose of electing Trustees and until his or her successor is elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees should be unavailable for election at the time of the meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion, or the Trustees may vote to fix the number of Trustees at fewer than twelve.

                                 PRINCIPAL OCCUPATION
NOMINEE                       FOR LAST FIVE YEARS


Jameson Adkins Baxter (50)    President, Baxter Associates, Inc.
                               (consultants to management).
                              Prior to 1992 Vice President and
                              Principal, Regency Group, Inc. and
                              Consultant, The First Boston
                              Corporation.  Also, Director, Banta
                              Corporation, Avondale Federal
                              Savings Bank and ASHTA Chemicals,
                              Inc.  Chairman of the Board of
                              Trustees, Mount Holyoke College.
                              President of the Board of Trustees,
                              Emma Willard School and Member of
                              Board of Governors, Good Shepherd
                              Hospital.

Hans H. Estin (65)            Vice Chairman, North American
                              Management Corp. (a registered
                              investment adviser).  Also,
                              Director, The Boston Company, Inc.
                              and Boston Safe Deposit and Trust
                              Company.  Member, Massachusetts
                              General Hospital.  Trustee, New
                              England Aquarium.

John A. Hill (52)             Chairman and Managing Director,
                              First Reserve Corporation (a
                              registered investment adviser).
                              Prior to 1989, General Partner,
                              Meridien Capital Corporation (a
                              venture capital investment firm).
                              Also, Director, Snyder Oil
                              Corporation, Maverick Tube
                              Corporation, PetroCorp
                              Incorporated, various private
                              companies controlled by First
                              Reserve Corporation and various
                              First Reserve Funds.

Elizabeth T. Kennan (55)      President, Mount Holyoke College.
                              Also, Director, NYNEX Corporation,
                              Northeast Utilities, the Kentucky
                              Home Life Insurance Companies and
                              Talbots.  Trustee, University of
                                                            Notre Dame.

                                   PRINCIPAL OCCUPATION
NOMINEE                       FOR LAST FIVE YEARS

*Lawrence J. Lasser (51)      Vice President of the Putnam funds.
                              President, Chief Executive Officer
                              and Director of Putnam Investments,
                              Inc. and Putnam Management.
                              Director, Marsh & McLennan
                              Companies, Inc. and INROADS/Central
                              New England Inc.  Member, Board of
                              Overseers, Museum of Science,
                              Museum of Fine Arts and Isabella
                              Stewart Gardner Museum, Boston.
                              Also, Trustee, Beth Israel Hospital
                              and Buckingham, Browne and Nichols
                              School.

Robert E. Patterson (48)      Executive Vice President of Cabot
                              Partners Limited Partnership (a
                              registered investment adviser to
                              institutional clients in the
                              acquisition and management of their
                              real estate portfolios).  Also,
                              Trustee, Joslin Diabetes Center.
                              From May, 1987 to October, 1990,
                              Executive Vice President of Cabot,
                              Cabot & Forbes Realty Advisors,
                              Inc. (predecessor of Cabot Partners
                              Limited Partnership).

Donald S. Perkins (66)        Director of various corporations,
                              including American Telephone &
                              Telegraph Company, AON Corp.,
                              Cummins Engine Company, Inc.,
                              Illinois Power Co., Inland Steel
                              Industries, Inc., K mart
                              Corporation, LaSalle Street Fund,
                              Inc., Springs Industries, Inc. and
                              Time Warner Inc.  Also, Trustee and
                              Vice Chairman, Northwestern
                              University.  Chairman, The Hospital
                              Research and Education Trust.
                              Member, The Business Council.
                              Founding Chairman, the Civic
                              Committee of the Commercial Club of
                              Chicago.

William F. Pounds (65)        Vice Chairman.  Professor of
                              Management, Alfred P. Sloan School
                              of Management, Massachusetts
                              Institute of Technology.  Director,
                              IDEXX Laboratories, Inc., M/A-COM,
                              Inc., EG&G, Inc., Perseptive
                              Biosystems, Inc., Management
                              Sciences For Health, Inc. and Sun
                              Company, Inc.  Also, Trustee,
                              Museum of Fine Arts, Boston and
                                    PRINCIPAL OCCUPATION
       NOMINEE                       FOR LAST FIVE YEARS

                              Overseer, WGBH Educational
                               Foundation.

*George Putnam (67)           Chairman and President of the
                              Putnam funds.  Chairman and
                              Director of Putnam Management and
                              Putnam Mutual Funds.  Also,
                              Director, The Boston Company, Inc.,
                              Boston Safe Deposit and Trust
                              Company, Freeport-McMoRan, Inc.,
                              General Mills, Inc., Houghton
                              Mifflin Company, Marsh & McLennan
                              Companies, Inc., and Rockefeller
                              Group, Inc.  Trustee, Massachusetts
                              General Hospital, McLean Hospital,
                              Vincent Memorial Hospital, WGBH
                              Educational Foundation, The
                              Colonial Williamsburg Foundation
                              and Museum of Fine Arts, Boston.

*George Putnam, III (42)      President, New Generation Research,
                              Inc. (publisher of financial
                              information).  Director, World
                              Environment Center and
                              Massachusetts Audubon Society.
                              Trustee, Sea Education Association
                              and St. Mark's School.
                              Also, Overseer, New England Medical
                              Center.

*A.J.C. Smith (59)            Chairman and Chief Executive
                              Officer, Marsh & McLennan
                              Companies, Inc.  Also, Trustee of
                              The American Institute for
                              Chartered Property Casualty
                              Underwriters, the Central Park
                              Conservancy and the Carnegie Hall
                              Society.

- -------------------------
*Nominees who are "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, Putnam Management, and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Mr. Putnam, Mr. Lasser and Mr. Smith are deemed "interested persons" of the Trust, Putnam Management and Putnam Mutual Funds by virtue of their positions as officers of the Trust or officers or directors of Putnam Management, Putnam Mutual Funds, or their parent, Marsh & McLennan Companies, Inc., or their ownership of stock of Marsh & McLennan Companies, Inc. Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of the Trust, Putnam Management and Putnam Mutual Funds. The balance of the nominees are not "interested persons."

                              PRINCIPAL OCCUPATION
NOMINEE                       FOR LAST FIVE YEARS

W. Nicholas Thorndike (60)    Director of various corporations
                              and charitable organizations,
                              including Providence Journal Co.
                              and Courier Corporation.  Also,
                              Trustee and President,
                              Massachusetts General Hospital.
                              Trustee, Bradley Real Estate Trust,
                              Eastern Utilities Associates and
                              Northeastern University.  Prior to
                              December, 1988, Chairman of the
                              Board and Managing Partner of
                              Wellington Management
                              Company/Thorndike, Doran, Paine &
                              Lewis (a registered investment
                              adviser).

     Each Trustee of the Trust receives an annual fee, and an additional fee for each Trustees' meeting attended. Trustees who are not "interested persons" of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings. The annual fee paid, the number of Trustees' meetings held and the aggregate fees paid to all Trustees are set forth in "Trustees and Officers Information" below.

     The Trust's Trustees have approved Retirement Guidelines for Trustees of the Putnam funds. These guidelines provide generally that a Trustee who retires after reaching age 72 and who has at least 10 years of continuous service will be eligible to receive a retirement benefit from each Putnam fund for which he or she served as a Trustee. The amount and form of such benefit is subject to determination annually by the Trustees and, except as otherwise determined by the Trustees, will be an annual cash benefit equal to one-half of the Trustee retainer paid by the Trust at the time of retirement. Several retired Trustees of the Trust are currently receiving retirement benefits pursuant to these Guidelines and it is anticipated that the current Trustees of the Trust will receive similar benefits upon their retirement. The Trustees of the Trust reserve the right to amend or terminate such Guidelines and the related payments at any time, and may modify or waive the foregoing eligibility requirements when deemed appropriate.

     The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

     AUDIT AND NOMINATING COMMITTEES. The voting members of the Audit Committee of the Trust include only Trustees who are not "interested persons" of the Trust or Putnam Management. The Audit Committee recommends to the Trustees the independent public accountants to be selected for the Trust. It also reviews the performance, scope of work and compensation of such accountants, and reviews with such accountants the quality, accounting controls, procedures and adequacy of the accounting services rendered to the Trust by Putnam Management and by the Trust's investor servicing agent and custodian. The Audit Committee reports to the Trustees the results of its inquiries. The Audit Committee currently consists of Messrs. Estin (Chairman), Perkins, Putnam, III (without vote), Smith (without vote) and Mrs. Kennan.

     The Nominating Committee consists only of Trustees who are not "interested persons" of the Trust or Putnam Management. It recommends to the Trustees persons to be elected as Trustees and as Chairman, Vice Chairman, President and certain other officers of the Trust. The Nominating Committee will consider individuals proposed by a shareholder for election as a Trustee. Shareholders wishing to submit the name of any individual must submit in writing a brief description of the proposed nominee's business experience and other information relevant to the qualifications of the individual to serve as a Trustee of the Trust. The Nominating Committee currently consists of Mrs. Kennan and Dr. Pounds (Co-chairmen), Mrs. Baxter, and Messrs. Estin, Hill, Patterson, Perkins and Thorndike.

     The number of meetings of the Audit and Nominating
Committees in the Trust's most recent fiscal year is set forth in "Trustees and Officers Information" below.

                     TRUSTEES AND OFFICERS INFORMATION


     The shareholdings of each Trustee in the Funds for Class B shares are shown below. No Trustee owned any Class A shares of the Funds. Unless noted below, each Trustee has sole investment power and sole voting power with respect to his or her shares of a Fund and no Trustee owns 1% or more of the outstanding shares of a Fund.

                  OWNERSHIP OF   OWNERSHIP OF
YEAR FIRST           CLASS B     SHARES OF ALL
ELECTED AS        SHARES OF THE  PUTNAM FUNDS
TRUSTEES             TRUSTEE  TRUST AS OF 1/14/94 AS OF 1/14/94*
- -----------------------------------------------------------------

                     PUTNAM   PUTNAM
                     TAX-FREE TAX-FREE
                     HIGH YIELD            INSURED
                     FUND     Fund
                     -----------           --------

Jameson    Adkins     Baxter   1994          100
100 600
Hans H. Estin           1985    364          335   34,183
John A. Hill            1985    155          146  155,023
Elizabeth T. Kennan     1992    215          213   11,690
Lawrence J. Lasser      1992 19,756          105  486,022
Robert E. Patterson     1985    450          427   59,606
Donald S. Perkins       1985    203          186  267,723
William F. Pounds       1985    174          162  344,538
George Putnam           1985  6,951        6,4121,208,521
George Putnam, III      1985  1,012          931   58,219
A.J.C. Smith            1986    138          134   29,012
W. Nicholas Thorndike                 1992   106          10447,377
- -----------------------------------------------------------------
*   Does not include shares    of     Putnam Capital Manager
Trust, Putnam Daily Dividend Trust, Putnam Tax Exempt Money
Market Fund, Putnam California Tax Exempt Money Market Fund, and
Putnam New York Tax Exempt Money Market Fund.

    As of January 14, 1994, the Trustees and officers of the
Trust owned in    the     aggregate    29,958     Class B shares
of Putnam Tax-Free High Yield Fund comprising    less than 1%
of the outstanding Class B shares of that Fund on that date and
   9,255     Class B shares of Putnam Tax-Free Insured Fund
comprising    less than 1%     of the outstanding Class B shares
of that Fund on that date.     With respect to all of these
shares, the     Trustees and officers individually have sole
investment power and sole voting power        .

                  FOR THE FISCAL YEAR ENDED JULY 31, 1993

MEETINGS OF THE TRUSTEES DURING THE YEAR

Full Board of Trustees meetings:                           11

Audit Committee meetings:                                   4

Nominating Committee meetings:                              2

TRUSTEES' FEES

Annual retainer fee per Trustee:                       $3,950

Additional attendance fee per
Trustees' meeting:                                    $60

Aggregate fees paid to all Trustees for the
year*:                                                $49,551

*Includes both annual fees and fees for attendance at Trustees' meetings and certain meetings of committees of the Trustees. These committees include: Compensation, Legal, Administration; Audit; Closed-End Funds; Distribution; Pricing/Brokerage/Special Investments; Communication and Service; Contract; Executive; Board Policy and Nominating; and Proxy.

    In addition to George Putnam and Lawrence J. Lasser, the officers of the Trust are Charles E. Porter, Executive Vice President, Patricia C. Flaherty, Senior Vice President, Gordon H. Silver, Gary N. Coburn, James E. Erickson, Richard P. Wyke, Triet M. Nguyen (Messrs. Wyke and Nguyen are the Trust's Portfolio Managers), William N. Shiebler (President of Putnam Mutual Funds), John R. Verani and Paul M. O'Neil, each of whom serves as a Vice President, John D. Hughes, Vice President and Treasurer, and Beverly Marcus, Clerk of the Trust. All of the officers of the Trust are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc. (the parent corporation of Putnam Management and Putnam Mutual Funds), Messrs. Putnam, George Putnam, III, Lasser and Smith (nominees for Trustees of the Trust), as well as the officers of the Trust, will benefit from the management fees, distribution fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by the Funds.

    PUTNAM INVESTMENT MANAGEMENT, INC.  Putnam Management and
its affiliates, Putnam Mutual Funds, the principal underwriter for shares of the Trust, and Putnam Fiduciary Trust Company, the Trust's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan Companies, Inc. and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting and investment management businesses. A
certified balance sheet of Putnam Management         is attached
to this Proxy Statement as Exhibit A       .

    The directors of Putnam Management are George Putnam, Lawrence J. Lasser and Gordon H. Silver. Mr. Lasser is the principal executive officer of Putnam Management. The principal occupations of Messrs. Putnam, Lasser and Silver are as officers and directors of Putnam Management and certain of its corporate affiliates. The address of Putnam Management and the business address of the directors and officers of Putnam Management is One Post Office Square, Boston, Massachusetts 02109.

    In addition to its services to the Trust, Putnam Management acts as investment adviser or subadviser of other publicly-owned investment companies having differing investment objectives. For the names of such funds and the current rates of Putnam Management's annual fees as adviser or subadviser of such funds, see Schedule A to this Proxy Statement.

    Putnam Management is also affiliated with The Putnam
Advisory Company, Inc., which together with subsidiaries furnishes investment advice to domestic and foreign institutional clients and foreign mutual funds. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers.
The advisory fees charged by such firms to their institutional clients are generally at lower rates than those charged the Putnam funds. The services performed and responsibilities assumed by these firms for such clients are, however, not as extensive as those performed or assumed by Putnam Management for the Putnam funds.

    Some officers and directors of Putnam Management, including some who are officers of the Trust, serve as officers or directors of some of these affiliates. Putnam Management may also enter into other businesses.

    THE MANAGEMENT CONTRACT. Putnam Management serves as investment manager of the Trust pursuant to a Management
Contract. The management fee payable under the Contract is described in Schedule A to this Proxy Statement. The fees paid to Putnam Management in the most recent fiscal year are shown in "Trust Information" below.

    Under the Contract, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the Trust and makes investment decisions on behalf of the Trust. Subject to the control of the Trustees, Putnam Management manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the Trust's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the Trust's portfolio securities. Putnam Management may place Trust portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain brokerage and research services of value to Putnam Management and its affiliates in advising the Trust and other clients. In so doing, Putnam Management may cause the Trust to pay greater brokerage commissions than it might otherwise pay. See "Brokerage and research services" below.

    The Trust also pays, or reimburses Putnam Management for, the compensation and related expenses of certain officers of the Trust and their assistants. Currently, the Trust is reimbursing Putnam Management for a portion of the compensation and related expenses of certain officers of the Trust who provide certain administrative services to the Trust and the other Putnam funds, each of which bears an allocated share of the costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees, and the amount paid in the most recent fiscal year is set forth in "Trust Information" below. Putnam Management pays all other salaries of officers of the Trust. The Trust pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing agent and shareholder reporting expenses.

    The Contract provides that Putnam Management shall not be subject to any liability to the Trust or to any shareholder of the Trust for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

    The Contract may be terminated as to any    Fund     without
penalty upon 30 days' written notice by Putnam Management, by the Trustees of the Trust, or by the affirmative vote of the holders
of a "majority of the outstanding voting securities" of    that
Fund     (as defined in the Investment Company Act of 1940).  It
may be amended as to either Fund only by an affirmative vote of the holders of a majority of the outstanding voting securities of such Fund and by a majority of the Trustees who are not "interested persons" of the Trust or Putnam Management.

    The Contract will terminate automatically if it is assigned, or unless its continuance is approved at least annually by either the Trustees or shareholders of the Funds and in either case by a majority of the Trustees who are not "interested persons" of Putnam Management or the Trust.

    INVESTMENT DECISIONS. Investment decisions for the Trust and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving each client's respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought and sold for clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for some clients when other clients are selling the security. In some cases, one client may sell a particular security to another client. When two or more clients simultaneously purchase or sell the same security, each day's transactions in the security are, insofar as possible, averaged as to price and allocated between the clients in a manner which in the opinion of Putnam Management is equitable to each and in accordance with the total amount of the security being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

    BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and
sales of securities by funds investing primarily in    tax-exempt
securities and     certain    other     fixed-income securities
will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions.

    It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")), from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the Trust's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by Putnam Management's managers and analysts. Where the services referred to above are not used exclusively by Putnam Management for research purposes, Putnam Management, based upon its own allocations of expected use, bears the portion of the cost of these services that directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.

    Putnam Management places all orders for the purchase and sale of portfolio investments for the Trust and buys and sells investments for the Trust through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind the Trust's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

    As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause the Trust to pay
a broker-dealer    which     provides "brokerage and research
services" (as defined in the 1934 Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Trust on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause the Trust to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the Trust to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best efforts to obtain the most favorable price and execution available with respect to such transactions, as described above.

    The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the Trust, less any direct expenses approved by the Trustees, shall be recaptured by the Trust through a reduction of the fee payable by the Trust under the Management Contract. Putnam Management seeks to recapture for the Trust soliciting dealer fees on the tender of the Trust's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

    Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the Trust (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

    PAYMENTS TO AFFILIATES OF PUTNAM MANAGEMENT. Putnam Mutual Funds is the principal underwriter of shares of the Trust and of the other continuously offered Putnam funds. Putnam Fiduciary Trust Company is the Trust's investor servicing agent and custodian. The amount of sales charges retained by Putnam Mutual Funds and the investor servicing fees and custodian fees paid to Putnam Fiduciary Trust Company in the Trust's most recent fiscal year are set forth in "Trust Information" below.

    Under the terms of its Class A Distribution Plan, the Trust compensates Putnam Mutual Funds at the annual rate of up to 0.35% of the average net assets of each Fund attributable to Class A shares, although a limit of 0.20% is currently in effect. Payments under the Class A Plan compensate Putnam Mutual Funds for service provided and expenses incurred by it in promoting the sale of shares of the Trust, reducing redemptions or maintaining or improving services provided to shareholders by Putnam Mutual Funds or by dealers. The fee paid to Putnam Mutual Funds under the Plan in the Trust's most recent fiscal year is set forth in "Trust Information" below.

    Under the terms of its Class B Distribution Plan, the Trust compensates Putnam Mutual Funds at the annual rate of up to 1.00% of the average net assets of each Fund attributable to Class B shares. The purpose of the Class B Plan is to permit the Trust to compensate Putnam Mutual Funds for services provided and expenses incurred by it in promoting the sale of Class B shares of the Trust, including commissions and service fees paid by it to dealers. The fee paid to Putnam Mutual Funds under the Plan in the Trust's most recent fiscal year is set forth in "Trust Information" below.

                             TRUST INFORMATION

ASSETS OF THE TRUST; SHARES OUTSTANDING

Net assets of each Fund as of January 14, 1994

    Insured Fund                                      $     607,104,976
    High Yield    Fund                                   $1,839,524,282

    Class A shares of each Fund outstanding and authorized to vote as of February 11, 1994

    Insured    Fund                                    9,660,781 shares
    High Yield    Fund                                22,683,060 shares

    Class B shares of each Fund outstanding and authorized to vote as of February 11, 1994

    Insured    Fund                                   29,315,960 shares
    High Yield    Fund                               100,568,990 shares

    Persons beneficially owning
    more than 5% of each Fund's Class A shares as of January 31, 1994

    Insured    Fund                                                NONE
    High Yield    Fund                                             NONE

    Persons beneficially owning
    more than 5% of each Fund's Class B shares as of January 31, 1994

    Insured    Fund                                                NONE
    High Yield    Fund                                             NONE

                  FOR THE FISCAL YEAR ENDED JULY 31, 1993

MANAGEMENT CONTRACT

    The Management Contract dated July 26, 1985, as amended December 21, 1988 and as further amended July 11, 1991, was approved by the shareholders of Putnam Tax-Free High Yield Fund on December 8, 1988, and by the shareholders of Putnam Tax-Free Insured Fund on July 11, 1991, and was last approved by the Trustees on January 7, 1994.

    Management fee paid to Putnam         Management
         for the fiscal year                      $9,076,137

    Reimbursement paid by the Trust to Putnam
    Management for compensation, related expenses
    and employee benefit plan contributions
    for the Trust's Executive Vice President
    (Charles E. Porter), Senior Vice President
    (Patricia C. Flaherty), Clerk (Beverly
    Marcus) and those who assist them                $44,046

PAYMENTS TO AFFILIATES

    Sales charges on sales of Class A
    shares retained by Putnam Mutual Funds
    after payments to selling broker-dealers
    (No Class A shares were outstanding during
    this period)                                        NONE

    Deferred sales charges on Class A share
    redemptions retained by Putnam Mutual Funds
    (No Class A shares were outstanding during
    this period)                                        NONE

    Deferred sales charges on Class B share
    redemptions retained by Putnam Mutual Funds   $1,937,388

    Payments under Class A Distribution Plan to
    Putnam Mutual Funds (No Class A shares were
    outstanding during this period)                     NONE

    Payments under Class B Distribution Plan to
    Putnam Mutual Funds                          $14,346,484

    Investor servicing and custodian fees
    paid to Putnam Fiduciary Trust Company
    (after application of credits)                $1,707,473

BROKERAGE

    Total Trust payments to broker-dealers as
    commissions on agency    transactions       $513,528

    Total Trust payments to broker-dealers as
    commissions on underwritten    transactions$2,995,625

    Putnam Management, on behalf of Putnam Tax-Free Insured Fund, placed agency and underwritten transactions having an approximate aggregate dollar value of $9,112,575 (6.75% of the Fund's agency and underwritten transactions, on which approximately $66,588 of commissions were incurred) with brokers and dealers to recognize research, statistical and quotation services Putnam Management considered to be particularly useful to it and its affiliates.

    Putnam Management, on behalf of Putnam Tax-Free High Yield Fund, placed agency and underwritten transactions having an approximate aggregate dollar value of $57,123,323 (15.11% of the Fund's agency and underwritten transactions, on which approximately $381,063 of commissions were incurred) with brokers and dealers to recognize research, statistical and quotation services Putnam Management considered to be particularly useful to it and its affiliates.

              II.  RATIFICATION OR REJECTION OF SELECTION OF
                           INDEPENDENT AUDITORS

    Price Waterhouse, 160 Federal Street, Boston, Massachusetts, independent accountants, has been selected by the Trustees as auditors of the Trust for the current fiscal year. Unless otherwise indicated, the proxy will be voted in favor of ratifying the selection of Price Waterhouse as auditors.

              III.  APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO
                         THE MANAGEMENT CONTRACT
                    (TO BE VOTED ON BY SHAREHOLDERS OF
                   PUTNAM TAX-FREE HIGH YIELD FUND ONLY)

    The Trustees of the Trust are recommending that shareholders of Putnam Tax-Free High Yield Fund approve an amendment to the Management Contract between the Trust and Putnam Management, which provides for an increase in the management fees payable to Putnam Management. The proposed amended Contract (a copy of which is set forth as Exhibit B hereto) is identical in all other
substantive respects to the existing Contract       .  The
proposed amendment to the Contract is described below under "The Proposed Amended Management Contract".

    REASONS FOR THE PROPOSAL. In October 1990, Putnam Management submitted a proposal to the Trustees for a comprehensive revision of the management fees paid to it by the Putnam funds. This proposal included certain structural changes in the funds' fee arrangements with Putnam Management. Although management fees for certain funds would have been reduced under Putnam Management's proposal, it involved a net increase in the aggregate management fees paid to it by the Putnam funds overall.

    The Trustees, acting primarily through their Contract Committee, which consists solely of Trustees who are not "interested persons" of the Putnam funds or of Putnam Management, carefully reviewed Putnam Management's proposal. This Committee met on numerous occasions to evaluate the proposal and was assisted in that process by the funds' legal counsel and an independent consultant engaged by the Committee. The Committee considered, among other things, the nature and quality of the services being provided by Putnam Management, including the relative complexity of management of each fund, and information comparing the recent investment performance, management fees and other expenses paid by each fund with those of comparable funds managed by other investment advisers. The Committee also considered information provided by Putnam Management regarding the profitability of its current and proposed management fee arrangements with each fund (without regard to costs incurred by Putnam Management and its affiliates in connection with the marketing of shares), as well as the benefits to Putnam Management and its affiliates resulting from the fact that affiliates of Putnam Management currently serve as shareholder servicing agent, distributor and custodian for each of the Putnam funds pursuant to separate contractual arrangements.

    Following discussion of these and other relevant factors between representatives of Putnam Management and the Contract Committee, Putnam Management modified its proposal in several respects and on January 17, 1991, the Contract Committee voted unanimously to recommend approval of this revised proposal by the Trustees. This revised proposal established the general outlines of a comprehensive restructuring of the management fee arrangements for all of the Putnam funds. The proposed new fee arrangements included proposed fee increases for certain funds, as well as fee decreases for other funds. Under this proposal, however, a new management fee would be implemented for a particular fund only if the Trustees determined that such fee would be fair and reasonable in light of the particular facts and circumstances pertaining to that fund. The Contract Committee advised Putnam Management that, in making this determination, the Trustees would generally expect to consider all relevant factors but would place special weight on the comparative investment performance and expense levels of a fund and similar competitive funds. On February 8, 1991, the Trustees of the Putnam funds, including those Trustees who are not "interested persons" of the funds or Putnam Management, unanimously approved the recommendations of the Contract Committee.

    Since that time, management fee changes have been adopted by
   most     of the Putnam funds pursuant to the general
   principles     established as a result of the foregoing
discussions. Such changes have included both increases and decreases, but on the whole have resulted in a net increase in the overall fees paid to Putnam Management by the Putnam funds. The Trustees have determined that, consistent with the fee changes recently approved by shareholders of other funds, it would be appropriate at this time to implement revised management fee structures for Putnam Tax-Free High Yield Fund and certain
other Putnam funds. Accordingly, on    February 4    , 1994, the
Trustees of the    Trust    , including those Trustees who are
not "interested persons" of the     Trust     or Putnam
Management, voted to submit a proposed amended Management Contract for approval by shareholders of Putnam Tax-Free High Yield Fund. The current fee arrangements for the Putnam funds and the changes being proposed for certain funds at this time are set forth in Schedule A.

    THE PROPOSED AMENDED MANAGEMENT CONTRACT. A description of the existing Management Contract, the services provided thereunder, the procedures for its termination and renewal, other services provided by Putnam Management and its affiliates, and information concerning brokerage and related matters is set forth in Part I above. The proposed amended Management Contract is identical in all substantive respects to the existing Contract, except for the proposed change in management fee.

    Under the amended Management Contract, the annual management fee paid by Putnam Tax-Free High Yield Fund under the Trust's
Management Contract with Putnam Management would be increased as follows:

         EXISTING FEE                  PROPOSED FEE

    First $100 Million       0.70%     First $500 Million  0.65%
    Next $100 Million        0.60%     Next $500 Million   0.55%
    Next $300 Million        0.50%     Next $500 Million   0.50%
    Next $500 Million        0.45%     Over $1.5 Billion   0.45%
    Over $1.0 Billion        0.425%

    If the proposed new fee rate had been in effect for the Fund's last two fiscal years, Putnam Tax-Free High Yield Fund would have paid annual management fees as follows:

    EXISTING FEE                       PROPOSED FEE
   (Fiscal Year Ended     July 31)        (Fiscal Year Ended
July 31)

    1992    $4,317,379                 1992
   $5,104,574
    1993    $6,015,521                 1993
   $7,135,907

Based upon net assets of Putnam Tax-Free High Yield Fund as of
January 14, 1994 of    $1,839,524,282    , the effective annual
management fee rate under the proposed fee schedule would be
.545%     as compared to    .468%     under the existing
schedule. Also, based upon its internal cost allocations described above, Putnam Management estimates that its after-tax
profit margin for managing    that     Fund in calendar 1993
would have been    44%     under the proposed fee schedule.
   Putnam Management estimates that its after-tax profit margin for managing that Fund was 41% in calendar 1992 and 42% in calendar 1993. These estimates are based on Putnam Management's internal allocations, which it believes to be reasonable, of costs related to services provided under its Management Contract with each of the Putnam funds (excluding costs relating to marketing of shares). Such allocations include consideration of numbers of personnel, time spent, expenses and relative net assets for each of the Putnam funds. Other allocation methods might produce different results.

    The Trustees believe that the proposed new management fee is fair and reasonable and in the best interests of the shareholders of Putnam Tax-Free High Yield Fund. Accordingly, the Trustees
recommend that    the     shareholders of    that     Fund vote
for approval of the proposed    amendment to the     Contract.

    REQUIRED VOTE.     Approval     of the amendment to the
Management Contract will require the affirmative vote of a "majority of the outstanding voting securities" of Putnam Tax-Free High Yield Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the
outstanding shares of    that     Fund or (2) 67% or more of the
shares present at the meeting if more than 50% of the outstanding shares are present at the meeting in person or by proxy.

    If the shareholders    of Putnam Tax-Free High Yield
Fund     do not approve the amendment to the Contract, the
existing Management Contract will continue in effect.

                             IV. MISCELLANEOUS

    QUORUM AND METHODS OF TABULATION. Thirty percent of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to such proposals at the Meeting. Votes cast by proxy or in person at the meeting will be counted by persons appointed by the Trust as tellers for the Meeting.

    The twelve nominees for election as Trustees at the Meeting who receive the greatest number of votes properly cast for the election of Trustees shall be elected Trustees. A majority of the votes properly cast on the matter is necessary to ratify the selection of independent auditors.

    The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to other
proposals    , abstentions and broker non-votes have the effect
of a negative vote on the proposal.

    OTHER BUSINESS. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

    SIMULTANEOUS MEETINGS. The meeting of shareholders of the Trust is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any Trust shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

    SOLICITATION OF PROXIES. In addition to the solicitation of proxies by mail, Trustees of the Trust and employees of Putnam Management, Putnam Fiduciary Trust Company and Putnam Mutual Funds may solicit proxies in person or by telephone. The Trust may also arrange to have votes recorded by telephone. If this procedure were subject to a successful legal challenge, such votes would not be counted at the meeting. Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in sending soliciting material to their
principals.  The Trust has retained at its expense    Tritech
Services, Four Corporate Place, Corporate Park 287, Piscataway,
NJ, 08854    , to aid in the solicitation of nominee accounts for
a fee not to exceed    $13,000     plus reasonable out-of-pocket
expenses.

    DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in 1995. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by the Trust within a reasonable period of time prior to any such meeting.

    ADJOURNMENT. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any of such proposals. The Trust pays the costs of any additional solicitation and of any adjourned session.

                                                                 SCHEDULE A

                                       NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF JANUARY 14, 1994)

0.45% of the first          Putnam California Tax Exempt Money
$500 million of average     Market Fund
net assets, 0.35% of the    ($44,334,493)
next $500 million, 0.30%
of the next $500 million,   Putnam New York Tax Exempt Money
and 0.25% of any excess     Market Fund
over $1.5 billion           ($52,623,258)

                            Putnam Tax Exempt Money Market Fund
                            ($83,336,595)
- ----------------------------------------------------------------
0.50% of the first $100     Putnam Daily Dividend Trust
million of average net      ($761,566,600)
assets, 0.40% of the next
$100 million, 0.35% of the
next $300 million, 0.325%
of the next $500 million,
and 0.30% of any excess
over $1.0 billion
- ----------------------------------------------------------------
0.50% of the first $100     Putnam Income Fund
million of average net      ($947,247,333)
assets, 0.40% of the next
$100 million, and 0.35%
of any excess over $200
million

                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF JANUARY 14, 1994)

0.50% of the first          Putnam Municipal Opportunities Trust
$500 million of average     ($275,893,957)*+
net assets, 0.43% of the
next $500 million, 0.39%    Putnam Investment Grade Intermediate
of the next $500 million,   Municipal Trust+
and 0.35% of any excess     ($47,974,242)
over $1.5 billion













*If dividends payable on the Preferred Shares during any dividend period plus expenses attributable to the Preferred Shares for that period exceed the gross income of the Trust during that period attributable to the investment of the proceeds of the Preferred Shares, then the fee payable to Putnam Management for that period will be reduced by an amount equal to the product of such excess and a fraction, the numerator of which shall be the fee otherwise payable to Putnam Management pursuant to the Management Contract and the denominator of which shall be the sum of the fee otherwise payable to Putnam Management pursuant to the Management Contract and the administrative service fee otherwise payable to Putnam Management under the Administrative Services Contract between the Trust and Putnam Management; provided, however, that the amount of such reduction for any such dividend period shall not exceed the amount determined by multiplying (i) the aggregate liquidation preference of the average number of shares of Preferred Shares outstanding during the dividend period by (ii) the percentage of the aggregate net asset value of the Trust which the fee payable to Putnam Management during such dividend period pursuant to the Management Contract would constitute without giving effect to such reduction.


+Under its Administrative Services Contract with Putnam Management, the Trust will pay Putnam Management a quarterly fee based on the Trust's average net asset value at the annual rate of 0.20% of the first $500 million of average net assets, 0.17% of the next $500 million, 0.16% of the next $500 million, and 0.15% of any excess over $1.5 billion.
                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF JANUARY 14, 1994)

                            Putnam Investment Grade Municipal
                            Trust III*+
                            ($57,362,575)
- -----------------------------------------------------------------
0.55% of the first          Putnam Managed High Yield Trust+
$500 million of average     ($107,340,180)
net assets, 0.48% of the
next $500 million, 0.44%
of the next $500 million,
and 0.40% of any excess
over $1.5 billion







*If dividends payable on any Preferred Shares during any dividend period plus expenses attributable to the Preferred Shares for that period exceed the gross income of the Trust during that period attributable to the investment of the proceeds of the Preferred Shares, then the management fee payable to Putnam Management for that period will be reduced by an amount equal to the product of such excess and a fraction, the numerator of which shall be the fee otherwise payable to Putnam Management pursuant to the Management Contract and the denominator of which shall be the sum of the fee otherwise payable to Putnam Management pursuant to the Management Contract and the administrative service fee otherwise payable to Putnam Management under the Administrative Services Contract between the Trust and Putnam Management; provided, however, that the amount of such reduction for any such dividend period shall not exceed the amount determined by multiplying (i) the aggregate liquidation preference of the average number of Preferred Shares outstanding during the dividend period, by (ii) the percentage of the aggregate net asset value of the Trust which the fee payable to Putnam Management during such dividend period pursuant to the Management Contract would constitute without giving effect to such reduction.


+Under its Administrative Services Contract with Putnam Management, the Trust will pay Putnam Management a quarterly fee based on the Trust's average net asset value at the annual rate of 0.20% of the first $500 million of average net assets, 0.17% of the next $500 million, 0.16% of the next $500 million, and 0.15% of any excess over $1.5 billion.
                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF JANUARY 14, 1994)

0.60% of average net        Putnam Capital Manager Trust:
assets
                              PCM Global Growth Fund
                              ($370,453,221)

                              PCM U.S. Government and High
                              Quality Bond Fund
                              ($761,342,633)

                              PCM Utilities Growth and Income
                              Fund
                              ($441,808,102)
- -----------------------------------------------------------------
0.60% of the first $1.0     Putnam Balanced Government Fund
billion, 0.50% of the       ($118,253,105)
next $500 million, and
0.45% of any excess over
$1.5 billion
- -----------------------------------------------------------------
0.60% of the first $500     Putnam American Government Income
million of average net      Fund
assets, 0.50% of the next   ($3,184,041,953)
$1.0 billion, 0.45% of
the next $1.0 billion,
0.40% of the next $4.5
billion, 0.375% of the
next $2.5 billion, and
0.35% of any excess over
$9.5 billion
- -----------------------------------------------------------------
0.60% of the first $500     Putnam Adjustable Rate U.S.
million of average net      Government Fund
assets, 0.50% of the        ($219,920,741)
next $500 million, 0.45%
of the next $500 million,   Putnam Arizona Tax Exempt Income Fund
and 0.40% of any excess     ($164,602,160)
over $1.5 billion
                            Putnam California Tax Exempt Income
                            Fund
                            ($3,928,161,474)

                            Putnam Florida Tax Exempt Income Fund
                            ($337,785,119)

                            Putnam Massachusetts Tax Exempt
                            Income Fund II
                            ($276,397,559)

                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF JANUARY 14, 1994)

                            Putnam Michigan Tax Exempt Income
                            Fund II
                            ($138,268,735)

                            Putnam Minnesota Tax Exempt Income
                            Fund II
                            ($102,450,381)

                            Putnam New Jersey Tax Exempt Income
                            Fund
                            ($296,031,748)

                            Putnam New York Tax Exempt Income
                            Fund
                            ($2,473,240,359)

                            Putnam Ohio Tax Exempt Income Fund II
                            ($212,261,241)

                            Putnam Pennsylvania Tax Exempt Income
                            Fund
                            ($182,372,738)

                            Putnam Tax Exempt Income Fund
                            ($2,633,898,870)

                            Putnam Tax-Free Income Trust:
                               Putnam Tax-Free Insured Fund
                               ($607,104,976)

                            Putnam Texas Tax Exempt Income Fund
                            ($18,304,313)

                            Putnam U.S. Government Income Trust
                            ($6,673,258,745)

- -----------------------------------------------------------------
0.60% of the first $100     The George Putnam Fund of Boston
million of average net      ($963,846,570)
assets, 0.50% of the next
$100 million, 0.40% of the
next $300 million, 0.325%
of the next $500 million,
and 0.30% of any excess
over $1.0 billion

                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF JANUARY 14, 1994)

0.65% of the first $500     Putnam Capital Appreciation Fund
million of average net      ($2,637,582)
assets, 0.55% of the next
$500 million, 0.50% of the  Putnam Capital Growth and Income Fund
next $500 million, and      ($2,307,508)
0.45% of any excess over
$1.5 billion                Putnam Corporate Asset Trust
                            ($141,784,710)

                            Putnam Dividend Growth Fund
                            ($56,727,952)

                            The Putnam Fund for Growth and Income
                            ($7,629,373,662)

                            Putnam Growth Fund
                            ($2,925,482)

                            Putnam Investors Fund
                            ($857,844,481)

                            Putnam Managed Income Trust
                            ($529,986,688)

                            Putnam Municipal Income Fund
                            ($1,234,588,229)

                            Putnam New York Tax Exempt
                            Opportunities Fund
                            ($179,803,733)

                            Putnam Research Analysts Fund
                            ($3,565,415)

                            Putnam Vista Fund
                            ($609,519,619)

                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF JANUARY 14, 1994)

0.70% of average net        Putnam High Yield Municipal Trust*
assets                      ($248,434,940)

                            Putnam Investment Grade Municipal
                            Trust**
                            ($405,392,830)

                            Putnam Tax-Free Health Care Fund
                            ($208,001,605)
















*If dividends payable on the Trust's Preferred Shares during any dividend payment period plus expenses attributable to the Preferred Shares for that period exceed the portion of the Trust's net income attributable to the liquidation value of the Preferred Shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than an amount equal to 0.70% of the liquidation preference of the Preferred Shares outstanding during the period).

**If dividends payable on the Trust's Preferred Shares during any dividend period plus expenses attributable to the Preferred Shares for that period exceed the portion of the Trust's net income and net short-term capital gains (but not long-term capital gains) attributable to the investment of the proceeds of the Preferred Shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than an amount equal to 0.70% of the liquidation preference of the Preferred Shares outstanding during the period).

                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF JANUARY 14, 1994)

0.70% of the first $500     Putnam Asset Allocation Funds
million of average net      ($100,000)
assets, 0.60% of the next
$500 million. 0.55% of the  Putnam California Investment Grade
next $500 million, and      Municipal Trust*
0.50% of any excess over    ($88,923,244)
$1.5 billion
                            Putnam Diversified Income Trust
                            ($2,297,489,552)

                            Putnam Energy-Resources Trust
                            ($120,368,665)

                            Putnam Health Sciences Trust
                            ($836,384,010)

                            Putnam High Yield Trust
                            ($3,767,606,142)

                            Putnam Investment Grade Municipal
                            Trust II*
                             ($271,330,779)

                            Putnam Managed Municipal Income
                            Trust**
                            ($648,010,653)

                            Putnam New Opportunities Fund
                            ($711,022,663)

*If dividends payable on the Trust's Remarketed Preferred Shares during any dividend payment period plus any expenses attributable to the Remarketed Preferred Shares for that period exceed the Trust's net income attributable to the liquidation value of the Remarketed Preferred Shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess, but not more than .70% (or such lower percentage as reflects the applicable reduction in the management fee if the net asset value of the Trust exceeds $500 million) of the liquidation preference of the Remarketed Preferred Shares outstanding during the period.

**If dividends payable on the Trust's Preferred Shares during any dividend period plus expenses attributable to the Preferred Shares for that period exceed the portion of the Trust's net income and net short-term capital gains (but not long-term capital gains) attributable to the investment of the proceeds of the Preferred Shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than an amount equal to 0.70% of the liquidation preference of the Preferred Shares outstanding during the period).
                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF JANUARY 14, 1994)

                            Putnam New York Investment Grade
                            Municipal Trust*
                            ($52,308,034)

                            Putnam OTC Emerging Growth Fund
                            ($441,207,585)

                            Putnam Utilities Growth and Income
                            Fund
                            ($1,218,903,641)

                            Putnam Voyager Fund
                            ($3,582,267,828)
- -----------------------------------------------------------------
0.75% of the first $500     Putnam Dividend Income Fund**
million of average net      ($179,328,916)
assets, 0.65% of the next
$500 million, 0.60% of the  Putnam High Income Convertible and
next $500 million, and      Bond Fund
0.55% of any excess over    ($127,243,750)
$1.5 billion







*If dividends payable on the Trust's Preferred Shares during any dividend payment period plus any expenses attributable to the Preferred Shares for that period exceed the Trust's net income attributable to the liquidation value of the Preferred Shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess, but not more than .70% (or such lower percentage as reflects the applicable reduction in the management fee if the net asset value of the Trust exceeds $500 million) of the liquidation preference of the Preferred Shares outstanding during that period.

**If dividends payable on the Fund's Preferred Shares during any dividend payment period plus any expenses attributable to the Preferred Shares for that period, as determined by the Trustees, exceed the portion of the Fund's net income and net short-term capital gains (but not long-term capital gains) attributable to the proceeds of the Preferred Shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the fee that otherwise would have been payable to Putnam Management for such period attributable to the aggregate liquidation preference of the Preferred Shares outstanding during the period).

                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF JANUARY 14, 1994)

                            Putnam Intermediate Government Income
                            Trust
                            ($585,326,488)

                            Putnam Master Income Trust
                            ($512,377,793)

                            Putnam Master Intermediate Income
                            Trust
                            ($351,066,553)

                            Putnam Premier Income Trust
                            ($1,274,359,881)
- -----------------------------------------------------------------
0.75% of the first $100     Putnam Federal Income Trust
million of average net      ($575,984,754)
assets, 0.65% of the next
$100 million, 0.55% of the
next $300 million, 0.45% of
the next $500 million, and
0.40% of any excess over
$1.0 billion
- -----------------------------------------------------------------
0.75% of the first $100     Putnam Equity Income Fund
million of average net      ($350,285,532)
assets, 0.65% of the next
$100 million, 0.55% of
the next $300 million,
0.50% of the next $1.0
billion, 0.45% of the
next $1.0 billion, and
0.40% of any excess over
$2.5 billion

                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF JANUARY 14, 1994)

0.80% of the first $500     Putnam Asia Pacific Growth Fund
million of average net      ($125,677,134)
assets, 0.70% of the next
$500 million, 0.65% of the  Putnam Europe Growth Fund
next $500 million, and      ($40,143,627)
0.60% of any excess over
$1.5 billion                Putnam Global Governmental Income
                            Trust
                            ($581,213,035)

                            Putnam Global Growth Fund
                            ($1,454,942,793)

                            Putnam Overseas Growth Fund
                            ($4,324,287)
- -----------------------------------------------------------------
0.70% of the first $100     Putnam Convertible Income-Growth
million of average net      Trust
assets, 0.60% of the next   ($723,370,814)
$100 million, 0.50% of the
next $300 million, 0.45%    Putnam Tax-Free Income Trust:
of the next $500 million,     Putnam Tax-Free High Yield Fund
and 0.425% of any excess    ($1,839,524,282)
over $1.0 billion



Proposed to be changed to
0.65% of the first $500
million of average net
assets, 0.55% of the next
$500 million, 0.50% of the
next $500 million, and 0.45%
of any excess over $1.5 billion
- -----------------------------------------------------------------
0.70% of the first $100     Putnam High Yield Advantage Fund
million of average net      ($777,018,178)
assets, 0.60% of the next
$100 million, 0.50% of the
next $300 million, 0.45%
of the next $500 million,
and 0.425% of any excess
over $1.0 billion

Proposed to be changed to
0.70% of the first $500
million of average net
assets, 0.60% of the next
$500 million, 0.55% of the
next $500 million, and 0.50%
of any excess over $1.5 billion

                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF JANUARY 14, 1994)

0.60% of average net        Putnam Capital Manager Trust:
assets
                            PCM Diversified Income Fund
Proposed to be changed to   ($90,975,973)
0.70% of the first $500
million of average net      PCM Global Asset Allocation Fund
assets, 0.60% of the next   ($307,014,463)
$500 million, 0.55% of the
next $500 million, and      PCM High Yield Fund
0.50% of any excess over    ($303,940,888)
$1.5 billion
                            PCM Voyager Fund
                            ($688,872,095)
- -----------------------------------------------------------------
0.60% of average net        Putnam Capital Manager Trust:
assets
                            PCM Growth and Income Fund
Proposed to be changed to   ($1,447,672,413)
0.65% of the first $500
million of average net
assets, 0.55% of the next
$500 million, 0.50% of the
next $500 million, and 0.45%
of any excess over $1.5
billion
- -----------------------------------------------------------------
0.35% of average net        Putnam Capital Manager Trust:
assets
                            PCM Money Market Fund

Proposed to be changed to   ($128,062,886)
0.45% of the first $500
million of average net
assets, 0.35% of the next
$500 million, 0.30% of the
next $500 million, and 0.25%
of any excess over $1.5
billion
- ----------------------------------------------------------------
0.635% of average net       Nomura Dividend Income Fund, Inc.
assets                      ($75,028,027)

                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF JANUARY 14, 1994)

0.75% of the first $200     Lincoln National Putnam Master
million of average net      Fund, Inc.*
assets, 0.70% of the next   ($158,623,774)
$200 million, and 0.68%
of any excess over $400
million
- -----------------------------------------------------------------
0.50% of average net        CIGNA Annuity Equity Fund
assets                      ($32,863,516)

                            CIGNA Annuity Growth and Income Fund
                            ($6,512,311)

                            CIGNA Annuity Aggressive Equity Fund
                            ($2,661,742)
- -----------------------------------------------------------------

FUNDS IN REGISTRATION OR IN INITIAL PUBLIC OFFERING AS OF JANUARY
14, 1994:

Putnam Qualified Dividend Income Fund
($0)











*Management fee paid by the Fund to its investment advisor. Putnam Management, as subadviser, receives annually from the investment advisor the greater of (a) $40,000 or (b) 0.47% of the first $200 million of average net assets, 0.42% of the next $200 million, and 0.40% of any excess over $400 million.

          GENERAL. Except for fees paid by Putnam OTC Emerging Growth Fund and Putnam Tax-Free Income Trust, all of the above fees are payable quarterly, based on the average net assets of the fund as determined at the close of each business day (or for Putnam Intermediate Government Income Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Investment Grade Intermediate Municipal Trust, Putnam High Income Convertible and Bond Fund, Putnam Managed High Yield Trust, Putnam Master Income Trust, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust, Putnam Dividend Income Fund, Putnam Tax-Free Health Care Fund, Putnam Investment Grade Municipal Trust II, Putnam Investment Grade Municipal Trust III, Putnam California Investment Grade Municipal Trust, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, and Nomura Dividend Income Fund, Inc., at the close of each business week) during the quarter, at the annual rates shown. For Putnam OTC Emerging Growth Fund and Putnam Tax-Free Income Trust, fees are payable monthly at the end of each month, based on valuations during the month. For the Putnam funds, such fees are in addition to the compensation of Trustees and certain officers and other expenses borne by each fund, as described in the Proxy Statement under "The Management Contract."

          Except for fees paid by Nomura Dividend Income Fund, Inc., the compensation payable to Putnam Management is subject to reduction or reimbursement to the extent that expenses of a fund in any fiscal year exceed the limits on investment company expenses imposed by any statute or regulatory authority in any jurisdiction where shares of the fund are qualified for offer and sale. The term "expenses" is defined in the statutes and regulations of such jurisdictions and, generally speaking, excludes brokerage commissions, taxes, interest and extraordinary expenses. The only limitation in effect as of the date of this Proxy Statement is 2.5% of the first $30 million of average net assets, 2% of the next $70 million and 1.5% of the remaining average net assets. The fee payable to Putnam Management is also subject to reduction by the amount of certain possible commissions, fees, brokerage or similar payments received by Putnam Mutual Funds, less expenses approved by the Trustees of the fund in respect of purchases and sales of fund portfolio investments.

          ADDITIONAL REDUCTIONS APPLICABLE TO CERTAIN FUNDS. In the case of certain funds, the Management Contracts provide that Putnam Management's compensation shall be reduced to the extent that annual expenses of the fund exceed any expense limitation which Putnam Management may, by written notice to the fund, declare to be effective. Currently, Putnam Management has assumed the following expense limitations:

0.90% of average daily net assets for the following fund:

          Putnam Texas Tax Exempt Income Fund

1.00% of average daily net assets for the following funds:

          Putnam Asset Allocation Funds
          Putnam Growth Fund
          Putnam Capital Appreciation Fund
          Putnam Capital Growth and Income Fund
          CIGNA Annuity Equity Fund
          CIGNA Annuity Growth and Income Fund
          CIGNA Annuity Aggressive Equity Fund

1.20% of average daily net assets for the following fund:

          Putnam Capital Manager Trust:
            PCM Diversified Income Fund

1.50% of average daily net assets for the following fund:

          Putnam Research Analysts Fund

and 1.90% of average daily net assets for the following fund:

          Putnam Overseas Growth Fund

          Expenses subject to the foregoing limitations are generally exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses, if any, and expenses incurred pursuant to Distribution Plan(s), if any, under SEC Rule 12b-1.

H:\shared\proxy\working\swing294

                                                                  EXHIBIT A

                    PUTNAM INVESTMENT MANAGEMENT, INC.
                               BALANCE SHEET
                             DECEMBER 31, 1993


ASSETS:
  Cash                                             $        300
  Investments (note 2)                                   50,000
  Investment management fees receivable              60,817,927
  Accounts receivable from affiliates (note 6)                  1,819,578
  Prepaid expenses and other assets                   2,759,786
  Property and equipment - net (notes 2 & 3)          5,105,571
                                                   ------------

TOTAL ASSETS                                        $70,553,162
                                                   ============

LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
  Accounts payable and accrued
   expenses (note 5)                               $ 20,704,486
  Accounts payable to affiliate                             916
                                                   ------------

  TOTAL LIABILITIES                                  20,705,402
                                                   ------------

STOCKHOLDER'S EQUITY:

  Common stock - $1 par value; authorized
   and outstanding, 1,000 shares                          1,000
  Paid-in surplus                                     4,696,665
  Retained earnings                                  45,150,095
                                                   ------------

  TOTAL STOCKHOLDER'S EQUITY                         49,847,760
                                                   ------------


TOTAL LIABILITIES AND STOCKHOLDER'S
    EQUITY                                          $70,553,162
                                                   ============


See notes to balance sheet.

                    PUTNAM INVESTMENT MANAGEMENT, INC.

                          NOTES TO BALANCE SHEET

1.  CORPORATE AFFILIATION

         Putnam Investment Management, Inc. (the Company) is a wholly-owned subsidiary of Putnam Investments, Inc., (the
    Parent), which is a wholly-owned subsidiary of Marsh &
    McLennan Companies, Inc. (MMC).

         The Company's primary business is to provide investment advisory services to Putnam-sponsored mutual funds. In connection with providing these services, the Company receives a management fee which is based upon the average net asset value of the respective fund to which the services are provided.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS

    Investments consist of time deposits held by an affiliate.
Investments are recorded at the lower of cost or market.

    PROPERTY AND EQUIPMENT

    Property and equipment are recorded at cost. Office and data processing equipment are depreciated using the straight-line method over their estimated useful lives of four to ten years. Leasehold improvements are amortized using the straight-line method over ten years or the period covered by the lease, whichever is less. Additions, renewals and betterments of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to income when incurred.

3.  PROPERTY AND EQUIPMENT

    Property and equipment consist of the following:

    Office and data processing equipment        $ 3,610,612
    Less accumulated depreciation               (2,244,442)
                                               ------------
                                                 1,366,170
                                               ------------

    Leasehold improvements                        6,051,063
    Less accumulated amortization               (2,311,662)
                                               ------------
                                                  3,739,401
                                               ------------

    Property and equipment - net                $ 5,105,571
                                               ============
4.  INCOME TAXES

         In accordance with the provisions of STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 109 - ACCOUNTING FOR INCOME TAXES, the Company records a current liability or asset for the estimated taxes payable or refundable on tax returns for the current year and a deferred tax liability or asset for the estimated future tax effects attributable to temporary differences.

         The Company, through MMC, files its federal tax return as a member of a consolidated group. The Parent allocates its current and deferred tax provision or benefit to the Company in a manner which is representative of how the Company would compute its provision as a separate entity.

         Under an agreement with the Parent, the Company pays the Parent each month for the amount of its net current and deferred tax provision. If the Company has a net tax benefit, the Parent pays the Company that amount. The Parent then assumes responsibility for the payment of all taxes in accordance with federal, state and local laws. As a result of this agreement, the Company has no current or deferred tax liability or asset reflected in its balance sheet at December 31, 1993.

5.  EMPLOYEE BENEFIT PLANS

    PROFIT SHARING PLAN

         The Company, the Parent and affiliates sponsor a profit-sharing plan (the Plan) covering substantially all employees, providing for annual contributions as determined by the Board of Directors. Contributions payable to the Plan at December 31, 1993 were $557,000.

    RETIREE HEALTH CARE PLAN

         MMC provides a health care plan which covers all eligible retirees of the Company and its affiliates. The Parent subsidizes a portion of the cost of the plan. The Parent allocates its cost of the plan to the Company and its affiliates in a manner which management believes reflects the actual cost of the plan on an accrual basis.

6.  RELATED PARTY TRANSACTIONS

         The Company shares office facilities and personnel with other wholly-owned subsidiaries of the Parent. Accordingly, the related costs of such arrangements have been allocated among the various subsidiaries in a manner which management believes is representative of the actual costs incurred.

         Accounts receivable from affiliates primarily represents advances made to the Parent in connection with the Parent's cash management policy.

         In 1993 the Company paid a dividend of $100,000,000 to the Parent.

INDEPENDENT AUDITORS' REPORT

Putnam Investment Management, Inc.

We have audited the accompanying balance sheet of Putnam
Investment Management, Inc. (a wholly-owned subsidiary of Putnam
Investments, Inc.) as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, such balance sheet presents fairly, in all material respects, the financial position of Putnam Investment
Management, Inc. at December 31, 1993 in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE

February 10, 1994
Boston, Massachusetts

                                             EXHIBIT B

                       PUTNAM TAX-FREE INCOME TRUST

                            MANAGEMENT CONTRACT

         Additions are indicated by ((    )); deletions by //   //

    Management Contract dated as of July 26, 1985, as amended //December 21, 1988, and as further amended July 11, 1991// ((AND RESTATED AS OF MAY , 1994)), between PUTNAM TAX-FREE INCOME TRUST, a Massachusetts business trust (the "Fund"), and //THE PUTNAM MANAGEMENT COMPANY, INC.// ((PUTNAM INVESTMENT MANAGEMENT, INC.)), a Delaware corporation (the "Manager").

    WITNESSETH:

    That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.  SERVICES TO BE RENDERED BY MANAGER TO FUND.

    (a) The Manager, at its expense, will furnish continuously an investment program for the Fund, will determine what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held uninvested and shall, on behalf of the Fund, make changes in the Fund's investments. Subject always to the control of the Trustees of the Fund and except for the functions carried out by the officers and personnel referred to in Section 1(d), the Manager will also manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund and its stated investment objectives, policies and restrictions, and will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other policies which the Trustees may from time to time determine and shall exercise the same care and diligence expected of the Trustees.

    (b) The Manager, at its expense, except as such expense is paid by the Fund as provided in Section 1(d), will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully; (2) suitable office space for the Fund; and (3) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, including determination of the Fund's net asset value, but excluding shareholder accounting services. Except as otherwise provided in Section 1(d), the Manager will pay the compensation, if any, of the officers of the Fund.

    (c) The Manager, at its expense, shall place all orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Fund may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Manager agrees that in connection with purchases or sales of portfolio investments for the Fund's account, neither the Manager nor any officer, director, employee or agent of the Manager shall act as a principal or receive any commission other than as provided in Section 3.

    (d) The Fund will pay or reimburse the Manager for (i) the compensation of the Vice Chairman and Treasurer of the Fund and of persons assisting him in these offices, as determined from time to time by the Trustees of the Fund, (ii) the compensation in whole or in part of such other officers of the Fund and persons assisting them as may be determined from time to time by the Trustees of the Fund, and (iii) the cost of suitable office space, utilities, support services and equipment of the Vice Chairman and Treasurer and persons assisting him and, as determined from time to time by the Trustees of the Fund, all or a part of such cost attributable to the other officers and persons assisting them whose compensation is paid in whole or in part by the Fund. The Fund will pay the fees, if any, of the Trustees of the Fund.

    (e) The Manager shall pay all expenses incurred in connection with the organization of the Fund and the initial public offering and sale of its shares of beneficial interest, provided that upon the issuance and sale of such shares to the public pursuant to the offering, and only in such event, the Fund shall become liable for, and to the extent requested reimburse the Manager for, registration fees payable to the Securities and Exchange Commission and for an additional amount not exceeding $62,500 per series of the Fund as its agreed share of such expenses.

    (f) The Manager shall not be obligated to pay any expenses of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

2.  OTHER AGREEMENTS, ETC.

    It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and any person controlled by or under common control with the Manager have and may have advisory, management, service or other contracts with other organizations and persons, and may have other interests and business.

3.  COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

    The Fund will pay to the Manager as compensation for the Manager's services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs (a),
(b), (c) and (e) of Section 1, a fee, computed and paid monthly at the following annual rates applicable to the average net asset value of each series of the Fund (a "Series"): Putnam Tax-Free Insured Fund - 0.60% of the first $500 million, 0.50% of the next $500 million; 0.45% of the next $500 million and 0.40% of any excess; Putnam Tax-Free High Yield Fund - //.7% of the first $100 million, .6% of the next $100 million, .5% of the next $300 million, .45% of the next $500 million and .425% of any excess// ((0.65% OF THE FIRST $500 MILLION, 0.55% OF THE NEXT $500 MILLION, 0.50% OF THE NEXT $500 MILLION AND 0.45% OF ANY EXCESS OVER $1.5 BILLION)). Such fee computed with respect to the net asset value of each of the Series shall be paid from the assets of such Series. Such average net asset value of each Series shall be determined by taking an average of all of the determinations of such net asset value during such month at the close of business on each business day during such month while this Contract is in effect. Such fee shall be payable for each month within 15 days after the close of such month and shall commence accruing as of the date of the initial issuance of shares of the Fund to the public.

    The fees payable to the Manager pursuant to this Section 3 shall be reduced by any commissions, fees, brokerage or similar payments received by the Manager or any affiliated person of the Manager in connection with the purchase and sale of portfolio investments of the particular Series, less any direct expenses approved by the Trustees incurred by the Manager or any affiliated person of the Manager in connection with obtaining such payments.

    In the event that expenses of the Fund or of any Series, if applicable, for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of excess by a reduction or refund thereof. In the event that the expenses of any Series exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall assume expenses of the Series to the extent required by the terms and conditions of such expense limitation.

    If the Manager shall serve for less than the whole of a quarter, the foregoing compensation shall be prorated.

4.  ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS
    CONTRACT.

    This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended as to any Series unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Series, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager.

5.  EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

    This Contract shall become effective upon its execution, and shall remain in full force and effect as to each Series continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

    (a) Either party hereto may at any time terminate this Contract as to any Series or as to the Fund as a whole by not more than sixty days' nor less than thirty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

    (b) If (i) the Trustees of the Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of the Series and (ii) a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate as to Putnam Tax-Free High Yield Fund at the close of business on January 31, //1990// ((1996)) and as to Putnam Tax-Free Insured Fund at the close of business on January 31, 1993, or the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Contract is submitted to the shareholders of a Series for their approval and such shareholders fail to approve such continuance as provided herein, the Manager may continue to serve hereunder in a manner consistent with the Investment Company Act of 1940 and the Rules and Regulations thereunder.

    Action by the Fund under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the one or more
Series affected.

    Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.

6.  CERTAIN DEFINITIONS.

    For the purposes of this Contract, the "affirmative vote of a majority of the outstanding shares of the Fund or the Series" means the affirmative vote, at a duly called and held meeting of shareholders of the Fund or the Series, as the case may be, (a) of the holders of 67% or more of the shares of the Fund or the Series, as the case may be, present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund or the Series, as the case may be, entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund or the Series, as the case may be, entitled to vote at such meeting, whichever is less.

    For the purposes of this Contract, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940 and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

7.  NON-LIABILITY OF MANAGER.

    In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

8.  LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

    A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

    IN WITNESS WHEREOF, PUTNAM TAX-FREE INCOME TRUST and //THE PUTNAM MANAGEMENT COMPANY, INC.// ((PUTNAM INVESTMENT MANAGEMENT, INC.)) have each caused this instrument to be signed in duplicate in its behalf by its President or a Vice President thereunto duly authorized, all as of the day and year first above written.

         PUTNAM TAX-FREE INCOME TRUST


         By:        ---------------------------

         //THE PUTNAM MANAGEMENT         COMPANY, INC.//

         ((PUTNAM INVESTMENT MANAGEMENT, INC.))

         By:        ---------------------------

PUTNAM TAX-FREE INCOME TRUST                                   PROXY BALLOT
  PUTNAM TAX-FREE HIGH YIELD FUND


PROXY FOR THE MEETING OF
SHAREHOLDERS, MAY 5, 1994

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned hereby appoints George Putnam, Hans H. Estin and William F. Pounds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of Putnam Tax-Free Income Trust on May 5, 1994, at 1:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

    PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN
    ENCLOSED ENVELOPE.

NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                Please fold at perforation before detaching

- ------------------------------------------------------------------------------------------------------------------------
                                                                                             ----
    Please mark your choices / X / in blue or black ink.
                                                                                            ----
                                                                                                                       (Control #)

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE PROPOSALS LISTED BELOW.
    1.  ELECTION OF TRUSTEES:  NOMINEES:                 PROPOSAL TO:                        FOR       AGAINST  ABSTAIN

     ----                      FOR electing all the J. A. Baxter                             2.RATIFY THE SELECTION     ----
    /   /                      nominees             H. H. Estin                                OF PRICE WATERHOUSE     /   /
    ----                       (EXCEPT AS MARKED TO J. A. Hill                                 AS AUDITORS.            ----
- ----
        THE CONTRARY BELOW).   E. T. Kennan
                               L. J. Lasser         3.   APPROVE A NEW MANAGEMENT CONTRACT           ----        ----
     ----
                               R. E. Patterson              INCREASING THE MANAGEMENT FEES             /   /    /
/   /   /
                               D. S. Perkins                PAYABLE TO PUTNAM INVESTMENT     ----      ----     ----

                               W. F. Pounds                 MANAGEMENT, INC.
     ----                      WITHHOLD authority   G. Putnam
    /   /                      to vote for all      G. Putnam, III
    ----                       nominees.            A.J. C. Smith
                               W. N. Thorndike


        TO WITHHOLD AUTHORITY TO
        VOTE FOR AN INDIVIDUAL
        NOMINEE, WRITE THAT
        NOMINEE'S NAME BELOW.

        --------------------------

        --------------------------

                                          Please be sure to sign and date this Proxy.          (Account #)   (Shares #)

        ............................./    ..........................  Date ..........       (Name & Address)
        Shareholder sign here             Co-owner sign here

                                           Please fold at perforation before detaching
/TABLE

                          (Detachable attachment to proxy card; Page 3 is on the same side as page 1;
                               and Page 4 is on the reverse side, i.e., the same side as Page 2.)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(Putnam Logo)

CHANGE OF ADDRESS NOTIFICATION.  Please use this form to inform us of any change in address or telephone number or to provide us with your comments.  Detach this form from the Proxy Ballot and return it with your executed Proxy in the enclosed envelope.

HAS YOUR ADDRESS CHANGED?                                  DO YOU HAVE ANY COMMENTS?

.......................................................    .......................................................

.......................................................    .......................................................

Telephone .............................................     ......................................................
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
Dear Shareholder:                                          (Name and Address)

YOUR VOTE IS IMPORTANT. Please help us to eliminate the expense of follow-up mailings by executing and returning this Proxy as soon as possible. A postage-paid business reply envelope is enclosed for your convenience.


    Thank you!                         (Account #)




                  PRELIMINARY COPY FOR THE INFORMATION OF
                THE SECURITIES AND EXCHANGE COMMISSION ONLY

PUTNAM TAX-FREE INCOME TRUST                                   PROXY BALLOT
  PUTNAM TAX-FREE INSURED FUND


PROXY FOR THE MEETING OF
SHAREHOLDERS, MAY 5, 1994

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned hereby appoints George Putnam, Hans H. Estin and William F. Pounds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of Putnam Tax-Free Income Trust on May 5, 1994, at 1:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

    PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN
    ENCLOSED ENVELOPE.

NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                Please fold at perforation before detaching

- ------------------------------------------------------------------------------------------------------------------------
                                                                                             ----
    Please mark your choices / X / in blue or black ink.
                                                                                            ----
                                                                                                                       (Control #)

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE PROPOSAL LISTED BELOW.
    1.  ELECTION OF TRUSTEES:  NOMINEES:                 PROPOSAL TO:                        FOR       AGAINST  ABSTAIN

     ----                      FOR electing all the J. A. Baxter                             2.RATIFY THE SELECTION     ----
    /   /                      nominees             H. H. Estin                        OF PRICE WATERHOUSE     /   /
    ----                       (EXCEPT AS MARKED TO J. A. Hill                        AS AUDITORS.            ----
- ----
        THE CONTRARY BELOW).   E. T. Kennan
                               L. J. Lasser
                               R. E. Patterson
                               D. S. Perkins

                               W. F. Pounds
     ----                      WITHHOLD authority   G. Putnam
    /   /                      to vote for all      G. Putnam, III
    ----                       nominees.            A.J.C. Smith
                               W. N. Thorndike


        TO WITHHOLD AUTHORITY TO
        VOTE FOR AN INDIVIDUAL
        NOMINEE, WRITE THAT
        NOMINEE'S NAME BELOW.

        --------------------------

        --------------------------

                                          Please be sure to sign and date this Proxy.          (Account #)   (Shares #)

        ............................./    ..........................  Date ..........       (Name & Address)
        Shareholder sign here             Co-owner sign here

                                           Please fold at perforation before detaching
/TABLE

                          (Detachable attachment to proxy card; Page 3 is on the same side as page 1;
                               and Page 4 is on the reverse side, i.e., the same side as Page 2.)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(Putnam Logo)

CHANGE OF ADDRESS NOTIFICATION.  Please use this form to inform us of any change in address or telephone number or to provide us with your comments.  Detach this form from the Proxy Ballot and return it with your executed Proxy in the enclosed envelope.

HAS YOUR ADDRESS CHANGED?                                  DO YOU HAVE ANY COMMENTS?

.......................................................    .......................................................

.......................................................    .......................................................

Telephone .............................................     ......................................................
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
Dear Shareholder:                                          (Name and Address)

YOUR VOTE IS IMPORTANT. Please help us to eliminate the expense of follow-up mailings by executing and returning this Proxy as soon as possible. A postage-paid business reply envelope is enclosed for your convenience.


    Thank you!                         (Account #)



